Diffusion
Pharmaceuticals Inc.

Targeting Treatment-Resistant Cancers



Forward-Looking Statements

Diffusion Pharmaceuticals Inc.

This presentation contains forward-looking statements within the meaning of U.S. securities laws that are intended to be covered by the safe harbors created by those laws. These statements include, but may not be limited to, our operating and growth strategy, including our product development plans. Such statements may be identified by the use of forward-looking terminology, such as "may," "will," "could," "should," "believe," "expect," "future," "potential," "anticipate," "intend," "plan," "estimate," or the negative or other variations of these words or comparable terminology. The outcome of the events described in these forward-looking statements is subject to significant risks, including those disclosed in our periodic reports filed with the Securities and Exchange Commission. Actual results could differ materially from the forward-looking statements made in this presentation. Although we believe that the assumptions underlying the forward-looking statements are reasonable, any assumptions could be inaccurate, and therefore, there can be no assurance that the forward-looking statements included in the this presentation, will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved. Further, we undertake no obligation to revise such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Overview

Diffusion Pharmaceuticals Inc.

A clinical stage biotech company focused on combating treatment resistance in solid cancerous tumors

Trans Sodium Crocetinate **(TSC): novel small molecule enhances efficacy of radiation and chemotherapy without harmful side effects**

Glioblastoma (GBM)

- ✓ Phase 3 study commencing 2016
- ✓ Orphan Drug Designation granted

Metastatic Pancreatic Cancer (MPC)

- ✓ Phase 2/3 study commencing 2016
- ✓ Orphan Drug Designation pending

Metastatic Brain Cancer (MBC)

- ✓ Phase 2/3 study commencing 2018
- ✓ Orphan Drug Designation granted

Data readouts from clinical trials begin 2H 2017

IP protection through 2031

Therapeutic Pipeline

Diffusion Pharmaceuticals Inc.



INDICATION
PRECLINICAL
PHASE 1
PHASE 2
PHASE 3
Glioblastoma*
Orphan Drug Designation
Pancreatic Cancer**
Orphan Drug Designation Pending
Brain Metastases
Orphan Drug Designation

*GBM - FDA End-of-Phase-2 Meeting determined a single Phase 3 pivotal trial as a basis for possible approval

**Pancreatic – Phase 2/3 study to begin 2016 with initial data readouts in 2H 2017

Hypoxia Causes Treatment-Resistance to Radiation Therapy & Chemotherapy

Diffusion Pharmaceuticals Inc.



As the tumor outgrows its oxygen supply
Treatment becomes less effective
Hypoxic Cells
Malignant solid tumor
Blood vessel

Hypoxic tumor cells are three times more resistant to treatment than normoxic cells

Without Oxygen, Cancer DNA Quickly Self-Repairs After Treatment Damage

Diffusion Pharmaceuticals Inc.



O_2 is necessary to make damage permanent
$R^\bullet + O_2 \longrightarrow RO_2^\bullet$
Photon
OH
O
H
e⁻
p⁺
S-A═T-S
P
S-C≡G-S
P
P
S-T═A S
P
S-G≡C-S
P
Indirect Action
Dominant for X-Rays
Photon
e⁻
p⁺
Direct Action

Trans Sodium Crocetinate (TSC)

Diffusion Pharmaceuticals Inc.

About TSC

- Novel small molecule
- Administered via bolus IV
- Tested in 148 human subjects in Phase 1 & 2 trials
- No related side effects or serious adverse events
- Dosing supported by 2 week toxicology study
- CMC: Phase 3 scale-up in process
- FDA: Two open INDs
- Orphan Drug Designation granted in multiple indications

TSC Advantages

- Safely increases the tumor-killing power of radiation therapy and chemotherapy
- Cosmotropic: Imparts greater molecular order to blood plasma
- Facilitates diffusion of oxygen through plasma into hypoxic tumors
- Mechanism of action does not require blood brain barrier penetration
- Does not hyper-oxygenate normal tissue

New Approach to Tissue Oxygenation

Diffusio2n
Pharmaceuticals LLC



Blood plasma
(about 90% water)
O2 from lungs
Area of Diffusion
(through blood plasma)
O2 to
cellular mitochondria
CH3
CH3
NaO
ONa
CH3
CH3

Based on Increasing the *Rate* of Oxygen *Diffusion*

TSC Re-Oxygenates Hypoxic Tissue

Diffusio2n Pharmaceuticals Inc.

PET scan of hypoxia in a rat brain tumor, before and after TSC


Hypoxia Levels
Very High
High
Moderate
Low
Normal
Normal

Without TSC

Same tumor 45 minutes after TSC

Re-oxygenating hypoxic tumor tissue reduces cancer cells resistance to treatment with radiation and chemotherapy

Glioblastoma Overview

Diffusio$_2$n Pharmaceuticals Inc.

- Life-threatening cancer of glial cells in the brain with an average life expectancy post-diagnosis < 2 years
- Standard of care is radiation and chemotherapy (temozolomide)
- One of the most hypoxic cancers, causing significant resistance to both radiation and chemotherapy
- Phase 1/2 clinical trial with TSC plus radiation and chemo showed **37% increase in overall survival**
- **Pivotal phase 3 trial to begin in 2016**

~28,000 Patients Worldwide

~12,000 Patients in the U.S.



Estimated Worldwide Market Size: $1B+

Source: Cowen & Co., Therapeutics Categories Outlook, Feb 2015

GBM Phase 1/2 Clinical Trial Completed

Diffusion Pharmaceuticals Inc.

Design	Results

▪ 59 newly diagnosed GBM patients enrolled at 18 cancer centers
▪ Open label, historical control study
▪ TSC dosed 3X/week for 6 weeks concurrent with standard radiation and chemotherapy
▪ Patients stratified for analysis:
  ○ Surgery for tumor removal
  ○ No surgery (inoperable/biopsy only)
▪ Primary endpoint: survival at 2 years
▪ Other endpoints: tumor status, performance, quality of life (Q of L)
	▪ Overall survival increased by 37% at 2 years
	▪ Survival of inoperable patients at 2 years increased by 100%
	▪ Tumor regression in many patients; 11 reporting target tumor as "undetectable"
	▪ Clean safety profile, no serious adverse events attributed to TSC; no negative effects on performance or Q of L
	▪ Investigators requesting TSC for compassionate use and supportive of Phase 3 study

FDA End-of-Phase 2 Meeting

Single Phase 3 Study Could Serve as the Basis for Approval

Diffusion Pharmaceuticals Inc.

- Held August 2015 at FDA headquarters
- Phase 3 trial design agreed upon:
  - Phase 3 study of TSC as first line treatment with radiation/chemo in 400 newly diagnosed primary brain cancer patients
  - Randomized, controlled, multi-center pivotal study
  - Primary clinical endpoint is survival based on time-to-event
  - Significant leeway to increase TSC dosing exposure based on Phase 2 study safety results and supporting toxicology
- FDA-agreed label/indication: "TSC is indicated in combination with radiotherapy and TMZ for the initial treatment of GBM"
- Single successful trial of the above design to serve as basis for approval
- Subject to manufacturing (CMC) review and approval, and submission of three-month animal toxicology report before Phase 3 enrollment
- Study planned to begin in mid-2016

Phase 3 GBM Pivotal Trial Timeline

Diffusion Pharmaceuticals Inc.


Completion of Phase 2 trial
*3 month animal tox
**CMC amendment
Dosing of last patient
Patient follow-up
2H15
1H16
2H16
1H17
1H18
1H19
2H19
End of Phase 2 meeting
Initiation Activities for Phase 3 trial
Dosing of first patient
Last dosing of last patient
Completion of Phase 3 / data readout

* FDA EofP2 requirement for expanding dosing regimen; ** FDA EofP2 requirement for advancement into Phase 3

Phase 3 GBM Pivotal Trial Design

Diffusion Pharmaceuticals Inc.


Diagnosis
Surgery to extent feasible
6 weeks radiation & chemo
4 weeks rest
24 weeks chemo only
TSC injected immediately prior to radiation
TSC injected immediately prior to chemotherapy
Administration of TSC counters treatment-resistance without side effects or interference with standard of care

DESIGN

- Open label, randomized, internal control
- Primary endpoint is overall survival; secondary endpoints are tumor status, performance, Q of L
- 400 newly diagnosed GBM patients (200 treated/200 control) at 65 sites in US & EU
- TSC dosing treatment period expanded from 18 to 36 doses
- Dosing plan: TSC dosed 3X/week for first 6 weeks concurrent with standard radiation and chemotherapy; 1 month patient rest; 3X/week for the first week of the following 6 months

Metastatic Pancreatic Cancer Overview

Diffusion Pharmaceuticals Inc.

- Life-threatening cancer of the pancreas with an average life expectancy post-diagnosis < 1 year
- Standard of care is radiation and chemotherapy (gemcitabine or 5-FU/LV)
- One of the most hypoxic cancers, causing significant resistance to both radiation and chemotherapy
- Phase 2 clinical trial with TSC plus radiation and chemo in GBM, a hypoxic tumor, showed **37% increase in overall survival**
- **Phase 2/3 trial to begin in 2016**

~100,000 Patients Worldwide

~45,000 Patients in the U.S.



Estimated Worldwide Market Size: $3.0B

Source: Cowen & Co., Therapeutics Categories Outlook, Feb 2015

Phase 2/3 Pancreatic Cancer Trial

Diffusion Pharmaceuticals Inc.



Approval of protocol
First Ph. 2 patient dosed
Interim analysis; data
Last Ph. 3 patient dosed
1H16
2H16
1H17
2H17
1H18
2H18
Study launch
Last Ph. 2 patient dosed
First Ph.3 patient dosed
Patient follow-up
Completion of study; data

DESIGN

- Phase 2/3 study design in pancreatic cancer based on preclinical data and completed Phase 2 GBM trial
- Shorter treatment period and patient survival than GBM accelerates trial results
- Endorsed by global KOLs
- Open label, randomized, controlled with primary endpoint of overall survival (months)
- 50 sites in US & EU
- Phase 2: 120 patients (60 TSC treated/60 Gemcitabine SofC control)
- Interim Analysis: 2H 2017, followed by immediate roll-in to Phase 3
- Phase 3: 180 additional patients (90 TSC treated/90 Gemcitabine SofC control)

Metastatic Brain Cancer Overview

Diffusion Pharmaceuticals Inc.

- Life-threatening cancer that has metastasized to the brain
- Average life expectancy post-diagnosis of < 1 year
- Standard of care is radiation only
- One of the most hypoxic cancers, causing significant resistance to radiation treatment
- No approved drug for metastatic brain cancer
- **Phase 2/3 trial to begin after pancreatic cancer interim analysis**

~375,000 Patients Worldwide

~170,000 Patients in the U.S.



Estimated Worldwide Market Size: $5.0B

Source: Cowen & Co., Therapeutics Categories Outlook, Feb 2015

TSC Improves Radiation Therapy Results In Brain Cancer

Diffusion Pharmaceuticals Inc.

Experimental Protocol

- Cancer cells implanted in rat brains
- On day 10, rat brains irradiated (no surgery)
- Adding TSC increased survival from 28% to 73%
- Tumor remission seen in TSC survivors



Proportion Surviving
00
01
02
03
04
05
06
07
08
09
10
0
10
20
30
40
50
60
Days
RT& TSC
RT alone
Control

Phase 2/3 Metastatic Brain Cancer Trial

Diffusion Pharmaceuticals Inc.


Approval of protocol
First Ph. 2 patient dosed
Interim analysis; data
Last Ph. 3 patient dosed
1H18
2H18
1H19
2H19
1H20
2H20
Study launch
Last Ph. 2 patient dosed
First Ph.3 patient dosed
Patient follow-up
Completion of study; data readout

DESIGN

- TSC's mechanism countering tumor treatment-resistance caused by hypoxia presents multiple target opportunities
- Orphan designation in metastatic brain cancer has been granted by FDA
- Planned Phase 2/3 study intended as a significant (up to 4X) label expansion following positive results from pancreatic cancer Phase 2 interim analysis

Intellectual Property

Diffusio$_2$n Pharmaceuticals Inc.

- Issued and pending patents cover:
    - composition of matter of drug product
    - use of TSC for the treatment of cancer in combination with radiation and/or chemotherapy
- 11 patents issued in US & 26 issued abroad
- Patents cover the major markets (US, EU, Japan) with key patent life until 2026, plus expected extensions until 2031
- Orphan Drug Designation seven-year exclusivity period provide additional protection
- Formulation patent provides protection for the TSC oral drug product until 2031, with possible extensions

Management Team



David Kalergis, JD/MBA
CEO/Co-Founder
- Life sciences entrepreneur
- Former Principal & General Counsel, PRA International



John Gainer, PhD
CSO & Co-Founder
- Professor Emeritus, UVA Chemical Engineering
- Inventor of the TSC Technology



Ben Shealy, CFA/MBA
SVP-F & Treasurer
- John Hancock– buy side
- DLJ– sell side
- VP M&A, Corporate Software, Rebar



David Jones, MD
CMO
- Director of Thoracic Oncology Program at Memorial Sloan-Kettering
- PI in 17 oncology clinical trials.

Board of Directors



David Kalergis, JD/MBA
Chairman/CEO/Co-Founder
- Life sciences entrepreneur
- Former Principal & General Counsel, PRA International



John Gainer, PhD
CSO & Co-Founder
- Professor Emeritus, UVA Chemical Engineering



Thomas Byrne, JD
Secretary & Patent Strategist
- Co-inventor of ARANESP technology
- Previously at Genentech & Amgen



Robert Adams, JD
Board Member & Chair of Compensation Committee
- Previously Partner at Nixon & Vanderhye
- Practice specialties in US patent litigation and international patent licensing and negotiations



Mark Giles, JD
Board Member & Chair of Governance/Nominating Committee
- Sole managing member of private investment company
- Former chair & CEO of Virginia National Bank



Alan Levin
Board Member & Chair of Audit Committee
- Pharma Financial Executive
- Former EVP & CFO of Endo Health Solutions
- Former SVP & CFO of Pfizer

Financial Overview

Diffusion Pharmaceuticals Inc.

- Founded in 2001
- Total capital invested to date: $38 million
- Became a public entity effective 1/8/2016 through a reverse merger with a subsidiary of a public entity, RestorGenex Corp (RESX)

Summary

Diffusion Pharmaceuticals Inc.

Clinical stage biotech company focused on combating treatment resistance in solid cancerous tumors

- Novel small molecule TSC enhances efficacy of radiation and chemotherapy without harmful side effects
- Pivotal Phase 3 trial in GBM will begin enrollment in 2016
- Brain metastases and pancreatic cancer programs have potential to broaden target markets
- FDA Orphan Drug Designation granted in key indications
- Free and clear ownership of all IP
- Experienced management team and Board of Directors